                                                                   EXHIBIT 10.15

                                 CYBERGOLD, INC.

                               SERIES C PREFERRED

                            STOCK PURCHASE AGREEMENT

                                 August 19, 1998

                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
1.  Purchase and Sale of Stock...............................................................1
        1.1  Sale and Issuance of Series C Preferred Stock...................................1
        1.2  Closing.........................................................................1

2.  Representations and Warranties of the Company............................................2
        2.1  Organization, Good Standing and Qualification...................................2
        2.2  Authorization...................................................................2
        2.3  Valid Issuance of Preferred and Common Stock....................................2
        2.4  Governmental Consents...........................................................2
        2.5  Offering........................................................................3

3.  Representations and Warranties of the Investors..........................................3
        3.1  Authorization...................................................................3
        3.2  Purchase Entirely for Own Account...............................................3
        3.3  Disclosure of Information.......................................................3
        3.4  Investment Experience...........................................................3
        3.5  Accredited Investor.............................................................4
        3.6  Restricted Securities...........................................................4
        3.7  Further Limitations on Disposition..............................................4
        3.8  Legends.........................................................................5

4.  California Commissioner of Corporations..................................................5
        4.1  Corporate Securities Law........................................................5

5.  Restrictions on Transfer.................................................................5
        5.1  Market Stand-Off................................................................5

6.  Conditions of Investor's Obligations at Closing..........................................6
        6.1  Representations and Warranties..................................................6
        6.2  Performance.....................................................................6
        6.3  Qualifications..................................................................6

7.  Conditions of the Company's Obligations at Closing.......................................6
        7.1  Representations and Warranties..................................................6
        7.2  Payment of Purchase Price.......................................................6
        7.3  Qualifications..................................................................6

8.  Miscellaneous............................................................................7
        8.1  Survival of Warranties..........................................................7
        8.2  Successors and Assigns..........................................................7
        8.3  Governing Law...................................................................7

                                                                                          PAGE
                                                                                          ----
        8.4  Counterparts....................................................................7
        8.5  Titles and Subtitles............................................................7
        8.6  Notices.........................................................................7
        8.7  Finder's Fee....................................................................7
        8.8  Expenses........................................................................8
        8.9  Amendments and Waivers..........................................................8
        8.10  Severability...................................................................8
        8.11  Aggregation of Stock...........................................................8
        8.12  Entire Agreement...............................................................8


SCHEDULE A - Schedule of Investors

                                 CYBERGOLD, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

        THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT is made as of August 19, 1998, by and among CyberGold, Inc., a California corporation (the "Company"), and the investors listed on Schedule A hereto, each of which is herein referred to as an "Investor."

                                    RECITALS

        A. The Investors have previously rendered services to the Company in return for which they have not yet received compensation.

        B. The Board of Directors of the Company has previously approved the issuance of Series C Preferred Stock to the Investors as payment-in-kind for such services rendered.

        NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company and the Investor, hereby agree as follows:

        1.      Purchase and Sale of Stock.

                1.1     Sale and Issuance of Series C Preferred Stock.

                        (a) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Series C Preferred Stock set forth opposite such Investor's name on Schedule A hereto for the purchase price set forth thereon (the "Purchase Price").

                        (b) On or prior to the Closing, the Company shall have authorized (i) the sale and issuance to the Investors of the Series C Preferred Stock and (ii) the issuance of the shares of Common Stock to be issued upon conversion of the Series C Preferred Stock (the "Conversion Shares"). The Series C Preferred Stock and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company, as amended from time to time (the "Restated Articles").

                1.2 Closing. The purchase and sale of the Series C Preferred Stock shall take place at the offices of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 155 Constitution Drive, Menlo Park, California, at 10:00 A.M., on August 19, 1998, or at such other time and place as the Company and Investors acquiring in the aggregate more than half of the shares of Series C Preferred Stock sold pursuant hereto mutually agree upon orally or in writing (which time and place are designated as the "Closing"). Promptly after the Closing the

Company shall deliver to each Investor a certificate representing the Series C Preferred Stock that such Investor is purchasing against payment of the Purchase Price therefor by services previously rendered by such Investor to the Company.

        2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that:

                2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

                2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series C Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Series C Preferred Stock has been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                2.3 Valid Issuance of Preferred and Common Stock. The Series C Preferred Stock that is being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series C Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Articles, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

                2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filing will be effected within 15 days of the sale of the Series C Preferred Stock hereunder, or such other post-closing filings as may be necessary.

                2.5 Offering. Subject in part to the truth and accuracy of each Investor's representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Series C Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Act, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

        3. Representations and Warranties of the Investors. Each Investor hereby represents and warrants that:

                3.1 Authorization. Such Investor has full power and authority to enter into this Agreement, and such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                3.2 Purchase Entirely for Own Account. This Agreement is made with such Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Series C Preferred Stock to be received by such Investor and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

                3.3 Disclosure of Information. Such Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series C Preferred Stock. Such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred Stock and the business, properties, prospects and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

                3.4 Investment Experience. Such Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred Stock. If other than an individual, Investor also represents it has not been organized for the purpose of acquiring the Series C Preferred Stock.

                3.5 Accredited Investor. Such Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

                3.6 Restricted Securities. Such Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, such Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                3.7 Further Limitations on Disposition. Without in any way limiting the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by Section 3.7 and Section 5 hereof provided and to the extent Section 3.7 and
Section 5 are then applicable, and:

                        (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                        (b)     (i)     Such Investor shall have notified the
Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                        (c) Notwithstanding the provisions of Paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

                3.8 Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                        (a) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                        (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

                        (c) Any legend required by the Blue Sky laws of any other state to the extent such laws are applicable to the shares represented by the certificate so legended.

        4.      California Commissioner of Corporations.

                4.1 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        5.      Restrictions on Transfer.

                5.1 Market Stand-Off. Each Investor hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company's initial public offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (l80) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by such Investor or are thereafter acquired), or
(ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 5 shall apply only to the Company's initial public offering of equity securities and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Investors if all officers and directors and greater than five percent (5%) shareholders of the Company enter into similar agreements. The underwriters in connection with the Company's initial public offering are intended third party beneficiaries of this Section 5 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

        6. Conditions of Investor's Obligations at Closing. The obligations of each Investor under Section 1.1(a) of this Agreement are subject to the fulfillment on or before the

Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent thereto:

                6.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

                6.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

                6.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

        7. Conditions of the Company's Obligations at Closing. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

                7.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                7.2 Payment of Purchase Price. The Investor shall have delivered the purchase price specified in Section 1.1(a).

                7.3 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

        8.      Miscellaneous.

                8.1 Survival of Warranties. The warranties, representations and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

                8.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Series C Preferred Stock sold hereunder or any Common Stock issued on conversion thereof). Nothing in this

Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

                8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                8.7 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.

        The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                8.8 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                8.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issuable or issued upon conversion of the Series C Preferred Stock purchased hereunder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

                8.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                8.11 Aggregation of Stock. All shares of the Series C Preferred Stock of the Company held or acquired (or Common Stock issued on conversion thereof) by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                8.12 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        CYBERGOLD, INC.

                                        By: /s/ A. Nathaniel Goldhaber
                                           -------------------------------------
                                           President and Chief Executive Officer




                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                              DATED AUGUST 19, 1998

                                        INVESTORS:

                                        By: /s/ Mark Searle
                                           -------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        By: /s/ Peter Sealey
                                           -------------------------------------

                                Address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------



                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                              DATED AUGUST 19, 1998

                                   SCHEDULE A

                              SCHEDULE OF INVESTORS

                                      NUMBER OF SHARES
NAME AND ADDRESS                 OF SERIES C PREFERRED STOCK         VALUE
----------------                 ---------------------------         -----
Mark Searle                                   5,495                   $ 5,000.00

Peter Sealey                                  8,242                   $ 7,500.00

TOTAL                                        13,737                   $12,500.00



                                      S-1